Execution of Standby Equity Purchase Agreement and Promissory Note (Details) - Schedule of Net Proceeds Received ₪ in Thousands	6 Months Ended
	Jun. 30, 2023 ILS (₪)
Schedule of Net Proceeds Received [Abstract]
Put Options		[1]
Promissory Note	7,083	[2]
Commitment Shares	87
Total gross consideration	₪ 7,170

[1]	Management by using the assistance of third-party appraiser has determined that the fair value of the Put Options is zero as the exercise price of the Put Options is out of money at any exercise date.
[2]	The fair value of the Promissory Note was based on rating model using a discount rate of 17.51% which represented the applicable rate of risk for the Company, as determined by management using the assistance of third-party appraiser.